UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0-11.

You invested in ARES MANAGEMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 12, 2023. Vote Virtually at the Meeting* June 12, 2023 3:30 PM, EDT Virtually at: www.virtualshareholdermeeting.com/ARES2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! ARES MANAGEMENT CORPORATION 2023 Annual Meeting Vote by June 11, 2023 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V13718-P88318 Get informed before you vote View the 2022 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ARES MANAGEMENT CORPORATION

2023 Annual Meeting
Vote by June 11, 2023
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Michael J Arougheti	For
1b. Ashish Bhutani	For
1c. Antoinette Bush	For
1d. R. Kipp deVeer	For
1e. Paul G. Joubert	For
1f. David B. Kaplan	For
1g. Michael Lynton	For
1h. Eileen Naughton	For
1i. Dr. Judy D. Olian	For
1j. Antony P. Ressler	For
1k. Bennett Rosenthal	For
2. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our 2023 fiscal year.	For
3. Approval of the Ares Management Corporation 2023 Equity Incentive Plan, as described in our 2023 proxy statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V13719-P88318